UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 25, 1998
                                                          ---------------


                    LifeStyle Furnishings International Ltd.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                   333-11905               56-1977928
(State or Other Jurisdiction of      (Commission            (IRS Employer
        Incorporation)               File Number)          Identification No.)




                              4000 Lifestyle Court
                        High Point, North Carolina 27265
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               (Address of Principal Executive Offices)(Zip Code)


         Registrant's telephone number, including area code 336-878-7000
                                                            ------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.
         -------------

         LifeStyle Furnishings International Ltd. (the "Registrant") issued a press release on August 25, 1998. The relevant portion of the text of that release was as follows:

FOR IMMEDIATE RELEASE                               CONTACT: Ronald J. Hoffman



                       LifeStyle Furnishings International
                     Announces Receipt of Requisite Consents
                          Pursuant to Cash Tender Offer

         High Point, North Carolina; August 25, 1998 - LifeStyle Furnishings International Ltd. announced today that it has received consents from the holders of 100% of the principal amount of its 10 7/8% Senior Subordinated Notes due 2006 (the "Notes") authorizing the adoption of proposed amendments eliminating substantially all of the covenants and restrictive provisions under the indenture governing the Notes.

         Holders of Notes will have until 5:00 p.m. on August 26, 1998 (the "Consent Date") to tender their Notes and receive the consent payment and the tender offer consideration provided for in the offer or to withdraw the tender of their Notes. Any holder of Notes which withdraws its tendered Notes and then, after 5:00 p.m. on the Consent Date and before 5:00 p.m. on September 14, 1998, retenders its Notes, will receive only the tender offer consideration but not the consent payment. The offer will expire at 5:00 p.m. on September 14, 1998, unless extended.

         The offer for the Notes is subject to certain conditions, including completion of the previously announced initial public offering.

         For additional information, please contact the Merrill Lynch Liability Management Group, the Dealer Manager for the offer at (212) 449-4914 or D.F. King, the Information Agent, at (212) 628-8532.

         LifeStyle Furnishings International Ltd. is the largest manufacturer and marketer of home furnishings products in the U.S., with 1997 sales of approximately $2.0 billion. LifeStyle leadership brands include Beacon Hill(R), BenchCraft(R), Berkline(R), Drexel Heritage(R), Henredon(R), LaBarge(R), Lexington(R), Maitland-Smith(TM), Robert Allen(TM)/Ametex(TM), Sunbury(TM) and Universal(R).


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LifeStyle Furnishings International Ltd.


Date: August 25, 1998                         By:    /s/ Douglas C. Barnard
                                                     ----------------------
                                              Name:  Douglas C. Barnard
                                              Title: Vice President, General
                                                     Counsel and Secretary